UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2020 (November 3, 2020)

BULL HORN HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 S. Pointe Drive, Suite TH-1

Miami Beach, Florida 33139

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 671-3341

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share and one Redeemable Warrant	BHSEU	The Nasdaq Stock Market LLC

Ordinary Shares	BHSE	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one whole Ordinary Share for $11.50 per share	BHSEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 3, 2020, Bull Horn Holdings Corp. (the “Company”) consummated its initial public offering (“IPO”) of 7,500,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, no par value (the “Ordinary Shares”), and one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one-half of one Ordinary Share for $11.50 per whole share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $75,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 1,125,000 additional Units.

Simultaneously with the closing of the IPO, pursuant to a Private Placement Warrants Purchase Agreement by and between the Company and the Sponsor (the “Sponsor Private Placement Warrants Purchase Agreement”), and a Private Placement Warrants Purchase Agreement by and between the Company and Imperial Capital LLC, I-Bankers Securities, Inc. and Northland Securities, Inc. (the “Underwriter Private Placement Warrants Purchase Agreement”), the Company completed the private sale of an aggregate of 3,750,000 warrants (the “Private Placement Warrants”) to the Sponsor and the Underwriters at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $3,750,000.

A total of $75,750,000 comprised of $72,000,000 of the proceeds from the IPO and $3,750,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 3, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of November 3, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bull Horn Holdings Corp.

	By:	/s/ Robert Striar
Name: Robert Striar
Title: Chief Executive Officer

Dated: November 9, 2020

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